SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report: August 23, 2000


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)




      Delaware                        0-19266                23-1370721
   (State or Other                  (Commission            (IRS  Employer
    Jurisdiction of                 File Number)           Identification No.)
    Incorporation)



                   1720 Sublette Avenue
                   St. Louis, MO                            63110
             (Address of Principal Executive Offices)     (Zip Code)



                   (314) 771-2400
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS.

     On August 23, 2000, the Registrant issued a news release that is has named Gregory C. Kowert, vice president-finance, chief financial officer and secretary. Mr. Kowert replaces Thomas A. Jenuleson, CFO since March 1999, who has resigned to pursue other interests. The news release is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ALLIED HEALTHCARE PRODUCTS, INC.


Date:  August 23, 2000              By:  /s/  Earl  R.  Refsland
                                       -----------------------------
                                    Name:  Earl  R.  Refsland
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.     Description                             Page No.
-----------     -----------                             --------

    1.          News Release dated August 23, 2000         5


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